Provision for Income Taxes Using Federal Statutory Rate (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income tax provision at federal statutory rate	$ 759	$ 672	$ 669
States, net of federal benefit, and Puerto Rico	48	32	27
Tax exempt investment income	(27)	(26)	(26)
Health insurer fee	204	0	0
Nondeductible executive compensation	22	6	14
Other, net	17	6	5
Provision for income taxes	$ 1,023	$ 690	$ 689